UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2025

Blackstone Mortgage Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 24th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BXMT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Principal Accounting Officer

On January 2, 2025, the Board of Directors (the “Board of Directors”) of Blackstone Mortgage Trust, Inc. (the “Company”) elected Marcin Urbaszek to serve as the Company’s Deputy Chief Financial Officer and Principal Accounting Officer.

Mr. Urbaszek, 48, previously served as the Vice President, Chief Financial Officer, Treasurer and Head of Investor Relations of Granite Point Mortgage Trust Inc. (NYSE: GPMT) since its inception in 2017. Mr. Urbaszek has over 20 years of finance experience, including capital markets and equity research, with the last 15 years dedicated to financial institutions. Mr. Urbaszek received a B.B.A. in Finance, with a Minor focused on Financial Accounting and Economics, from Zicklin School of Business, Bernard M. Baruch College, CUNY. Mr. Urbaszek is a CFA charterholder.

The selection of Mr. Urbaszek to serve as the Company’s Deputy Chief Financial Officer and Principal Accounting Officer was not pursuant to any arrangement or understanding with any other person. There are no family relationships between Mr. Urbaszek and any director or executive officer of the Company and there are no transactions between Mr. Urbaszek and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Director Resignation

On January 2, 2025, Thomas E. Dobrowski gave notice of his resignation from the Board of Directors effective January 15, 2025. The Board of Directors thanked Mr. Dobrowski for 26 years of dedicated service to the Company and its predecessor business through a period of tremendous growth.

Mr. Dobrowski’s notice to resign is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Board of Directors approved a decrease in the size of the Board of Directors from nine members to eight, effective upon Mr. Dobrowski’s resignation becoming effective.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MORTGAGE TRUST, INC.
Date: January 3, 2025

	By:	/s/ Anthony F. Marone, Jr.
	Name:	Anthony F. Marone, Jr.
	Title:	Chief Financial Officer